Exhibit 10.12

AMENDMENT NO. 1 TO LOCK-UP AGREEMENT

This Amendment No. 1 to the Lock-Up Agreement (the “Amendment”), dated September 11, 2024, by and between Plum Acquisition Corp. I, a Cayman Islands exempted company (“Purchaser”) and Polar Multi-Strategy Master Fund (“Holder”, collectively the “Parties”). All capitalized terms used but not defined herein shall have the respective meanings specified in the Business Combination Agreement.

WITNESSETH:

WHEREAS, the Parties entered into that Lock-Up Agreement, dated June 25, 2024 (the “Lock-Up Agreement”);

WHEREAS, Purchaser is a party to that certain business combination agreement, dated November 27, 2023, by and among Purchaser, Plum SPAC Merger Sub, Inc., and Veea Inc. (as amended from time to time, the “Business Combination Agreement”); and

WHEREAS, in connection with the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”), the Parties desire to amend some of the obligations of the Parties as set forth in the Lock-Up Agreement.

NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions herein contained, it is agreed as follows:

SECTION 1. AMENDMENTS TO LOCK-UP AGREEMENT

1.1	Section 1(a)(i) of the Lock-Up Agreement (Lock-Up Provisions) is hereby amended to replace Section 1(a)(i) in its entirety with the following:

“(i) with respect to one-third (1/3) of the Lock-up Shares (as defined in that certain Satisfaction Agreement dated June 20, 2024 by and between Holder, Purchaser and Plum Partners, LLC and as amended on September 11, 2024 (the “Satisfaction Agreement”)), the earliest of (x) the four (4)-month anniversary of the date of the Closing (the “Expiration Date”), (y) the date on which the closing price of the New Plum Common Shares on the Nasdaq (or other principal stock exchange or quotation service on which such shares then trade) equals or exceeds $12.50 per share (as equitably adjusted for stock splits, stock dividends, reorganizations and recapitalizations after the Closing) for any twenty (20) trading days within any thirty (30) trading day period commencing after the Closing, and (z) the date after the Closing on which the Purchaser consummates a liquidation, merger, share exchange or other similar transaction that results in all of the Purchaser’s stockholders having the right to exchange their equity holdings in the Purchaser for cash, securities or other property (a “Change of Control”);”

1.2	The signature page is hereby amended to replace the number and type of lock-up shares owned in its entirety as follows:

“

	Number and Type of Lock-up Shares Owned:

	Plum Class A Shares:	1,381,904

	Plum Warrants:

	Other convertible securities of Plum:

	Number and Type of Unrestricted Shares Owned:

	Plum Class A Shares:	50,000

	Plum Warrants:

	Other convertible securities of Plum:

”

SECTION 2. MISCELLANEOUS

2.1	Governing Law; Jurisdiction. The construction, interpretation and performance of this Amendment shall be governed by the laws of the State of Delaware. Any and all disputes which may arise between the Parties as a result of or in connection with this Amendment, its interpretation, performance or breach shall be brought and enforced in the courts of the state of Delaware.

2.2	Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the Parties; provided, however, that no party may assign its rights hereunder without the prior written consent of the other Parties.

2.3	Entire Agreement; Amendment. This Amendment, including its preamble and exhibits, and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the Parties with regard to the subject matters hereof and thereof and supersede all prior agreements and understandings relating thereto. Neither this Amendment nor any term hereof may be amended, waived, discharged or terminated except by an instrument in writing signed by all the Parties.

2.3	Titles and Subtitles. The titles of the sections and subsections of this Amendment are for convenience of reference only and are not to be considered in construing this Amendment.

2.9	Counterparts. This Amendment may be signed in counterparts, each of which shall be deemed to be an original, and together shall constitute one and the same instrument. The Parties may execute this Amendment via facsimile.

[Signature Page Follows]

IN WITNESS WHEREOF the parties hereto have duly executed this Amendment as of the date first written above.

PURCHASER:

PLUM ACQUISITION CORP I

By:	/s/ Kanishka Roy
Name:	Kanishka Roy
Title:	President & Co-Chief Executive Officer

HOLDER:

POLAR MULTI-STRATEGY FUND by
its investment advisor
Polar Asset Management Partners Inc.

By:	/s/ Andrew Ma
Name:	Andrew Ma
Title:	CCO

By:	/s/ Aatifa Ibrahim
Name:	Aatifa Ibrahim
Title:	Legal Counsel

[Signature Page to Amendment No. 1 to Lock-Up Agreement]

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